Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA California Bond Fund                                      4
         USAA California Money Market Fund                             10
      Financial Information:
         Portfolios of Investments:
            USAA California Bond Fund                                  15
            USAA California Money Market Fund                          20
         Notes to Portfolios of Investments                            24
         Statements of Assets and Liabilities                          25
         Statements of Operations                                      26
         Statements of Changes in Net Assets                           27
         Notes to Financial Statements                                 28




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

        USAA Investment Management Company
        Attn: Report Mail
        9800 Fredericksburg Road
        San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA.
All rights reserved.





USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





Message from the President

Over the past couple of years when Ken Willmann, who heads up our tax-exempt bond area, has gone with us to speak to shareholders, he's said, "Bonds are like Rodney Dangerfield. They get no respect." That was because the great performance of stocks since 1995 made any bond look pale by comparison. But what a difference a few months make!

After 1995, I told stock fund shareholders, "It was a great year, but it would be a stretch to expect a repeat." After 1996, I said, "That's two great years in a row. Any more would be unusual." After 1997, I said, "You should not extrapolate 30% a year returns." Finally, by August of this year, my caution proved correct. (The market is often reluctant to recognize genius.) Herein lies the case for owning bonds.

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

You have probably heard me say, that in my career I've known only two people who could really stand a portfolio that is 100% stocks. That is being proven again. The actual fear that accompanies a severe market drop is something difficult to imagine. That fear is now impelling people toward fixed-income investments. The behavior of stocks and bonds this past summer reinforces such a move, because as stocks went into turmoil, a shift of money into bonds drove their prices up. If you owned both in your portfolio, this difference in performance of the two classes would have, I believe, left you much calmer than if you owned stocks alone.

The ability to keep emotion out of investing and to look instead for opportunity is very important. To be able to do that in a time like August 1998, for most people, requires a portfolio that is a mix of stocks and bonds. And that's because the markets will always surprise us.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


P.S. We have some news for those USAA funds that paid capital gain distributions during 1998! President Clinton signed the appropriations bill October 23, 1998, that modifies the long-term (12 months) capital gains holding period rules so that essentially all registered investment company capital gain dividends paid to shareholders during 1998 will be taxed at a maximum of 20%.

Past performance is no guarantee of future results.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investment instruments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.




Investment Review

USAA CALIFORNIA BOND FUND
OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade California tax-exempt securities.

--------------------------------------------------------------------------------
                                          3/31/98               9/30/98
--------------------------------------------------------------------------------
  Net Assets                            $533.7 Million       $594.2 Million
  Net Asset Value Per Share                 $11.17               $11.47
--------------------------------------------------------------------------------
6-MONTH TOTAL RETURN AND 30-DAY SEC YIELD* AS OF 9/30/98
--------------------------------------------------------------------------------
         3/31/98 to 9/30/98                        30 day SEC Yield
               5.42%+                                    4.14%
--------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.



                     Average Annual Compounded Returns with
         Reinvestment of Dividends - Periods Ending September 30, 1998
--------------------------------------------------------------------------------
                      TOTAL                  DIVIDEND                     PRICE
                     RETURN     EQUALS        RETURN        PLUS         CHANGE
--------------------------------------------------------------------------------
Since 8/1/89          8.07%       =           6.26%          +            1.81%
5 Years               6.71%       =           5.88%          +             .83%
1 Year               10.15%       =           5.69%          +            4.46%
--------------------------------------------------------------------------------




              ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS
                 FOR THE 9-YEAR PERIOD ENDED SEPTEMBER 30, 1998

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA California Bond Fund for the 9-year period ended September 30, 1998.

Total Return for Years Ended:
----------------------------
9/30/89        -1.73%*
9/30/90         6.19%
9/30/91        13.17%
9/30/92         9.38%
9/30/93        13.96%
9/30/94        -5.14%
9/30/95        11.24%
9/30/96         8.34%
9/30/97         9.85%
9/30/98        10.15%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
9/30/89         1.07%*
9/30/90         6.91%
9/30/91         7.26%
9/30/92         6.54%
9/30/93         6.35%
9/30/94         5.06%
9/30/95         6.47%
9/30/96         6.02%
9/30/97         5.97%
9/30/98         5.69%

Change in Share Price:
---------------------
9/30/89        -2.80%
9/30/90        -0.72%
9/30/91         5.91%
9/30/92         2.84%
9/30/93         7.61%
9/30/94       -10.20%
9/30/95         4.77%
9/30/96         2.32%
9/30/97         3.88%
9/30/98         4.46%

* This does not cover a 12 month period.
** Compounded Dividend yield calculation includes only income distributions.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                      COMPARISON - 12 MONTH DIVIDEND YIELD

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA California Bond Fund to the 12 Month
Dividend Yield of the Lipper California Municipal Debt Funds Average from 9/30/90 to 9/30/98.

            USAA California Bond                  Lipper California Municipal
                 Fund Yield                         Debt Funds Average Yield
            --------------------                  ---------------------------
9/30/90            6.82%                                     6.79%
9/30/91            6.53%                                     6.42%
9/30/92            6.10%                                     6.08%
9/30/93            5.41%                                     5.36%
9/30/94            5.84%                                     5.79%
9/30/95            5.80%                                     5.35%
9/30/96            5.70%                                     5.09%
9/30/97            5.48%                                     4.85%
9/30/98            5.18%                                     4.52%

12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 9/30/90 to 9/30/98.




                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA California Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average. The data is from 8/1/89 through 9/30/98. The data points from the graph are as follows:

USAA  California Bond Fund
Year                  Amount
----                  ------
08/01/89              $10,000
09/30/89              $ 9,827
03/31/90              $10,197
09/30/90              $10,435
03/31/91              $11,161
09/30/91              $11,809
03/31/92              $12,224
09/30/92              $12,917
03/31/93              $13,758
09/30/93              $14,720
03/31/94              $13,800
09/30/94              $13,964
03/31/95              $14,751
09/30/95              $15,534
03/31/96              $16,130
09/30/96              $16,829
03/31/97              $17,196
09/30/97              $18,487
03/31/98              $19,316
09/30/98              $20,363


Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
08/01/89              $10,000
09/30/89              $ 9,872
03/31/90              $10,297
09/30/90              $10,543
03/31/91              $11,247
09/30/91              $11,934
03/31/92              $12,371
09/30/92              $13,181
03/31/93              $13,919
09/30/93              $14,861
03/31/94              $14,242
09/30/94              $14,498
03/31/95              $15,301
09/30/95              $16,119
03/31/96              $16,583
09/30/96              $17,093
03/31/97              $17,486
09/30/97              $18,634
03/31/98              $19,360
09/30/98              $20,258

Lipper California Municipal Debt Funds Average
Year                  Amount
----                  ------
08/01/89              $10,000
09/30/89              $ 9,869
03/31/90              $10,228
09/30/90              $10,392
03/31/91              $11,036
09/30/91              $11,705
03/31/92              $12,076
09/30/92              $12,809
03/31/93              $13,588
09/30/93              $14,552
03/31/94              $13,860
09/30/94              $13,953
03/31/95              $14,690
09/30/95              $15,324
03/31/96              $15,788
09/30/96              $16,338
03/31/97              $16,615
09/30/97              $17,793
03/31/98              $18,456
09/30/98              $19,373

Data since inception on 8/1/89 through 9/30/98

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper California Municipal Debt Funds Average is the average performance level of all California Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.





Message from the Manager

[Photograph of the Portfolio Manager, Robert R. Pariseau, CFA, appears here.]

MUNICIPALS ON SALE?
The yield on the 30-year U.S. Treasury bond(1) (the Long Bond) fell almost a full 1%, closing at 4.98%, during the six-month period ending on September 30, 1998. The yield on the Bond Buyer 40-Bond Index(2) (BBI40) fell less. It began the period at 5.27% and ended at 5.04%. The current relationship between U.S. Treasury and municipal bonds implies that an investor can buy a municipal long bond at nearly the same yield as the U.S. Treasury long bond and receive the tax exemption feature to boot.

ROUND UP THE USUAL SUSPECTS --
SUPPLY & DEMAND
Why have the municipal and U.S. Treasury markets reacted the way they have? Although the different fixed income market sectors tend to move together over time, relative performance often varies during shorter periods. Typically, the greatest influence on market prices is supply and demand.

Supply of U.S. Treasury bonds has been stable thanks to the budget surplus, while demand has been very strong - especially from skittish foreign and stock market investors. Foreign investors, who cannot benefit from a U.S. tax-exempt security, prefer the widely quoted and more liquid U.S. Treasury bonds.

Municipal bonds are in ample supply, thanks to a near record level of refinancing. Demand has been positive but restrained. Municipal prices have moved generally with the market, but not as much as the U.S. Treasury bonds which are more "in demand." Why should investors consider the municipal market today? For the same reasons as before. When compared to taxable bonds for those investors in the 28% federal income tax bracket and higher, municipal bonds typically generate the highest tax-equivalent yields for a very reasonable level of risk.

MARKET OUTLOOK
In late September, the Federal Reserve Board reduced the interbank lending (Fed Funds) rate by .25% to 5.25%, the first reduction since January 1996. Chairman Greenspan is concerned that the financial crisis in emerging foreign markets may infect the more developed nations including the United States. A growing number of economists believe that recessions could envelop a number of important U.S. trading partners. Mr. Greenspan appears less concerned about the outlook for the American economy. Our economy is beginning to show the first signs of cooling-off after years of brisk economic expansion. In this current economic environment, inflationary expectations are very low which should be favorable for the bond markets.

STRATEGY
I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a 3 to 5 year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. There are no exotic derivatives or futures contracts to leverage or hedge the portfolio. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Of course, I would certainly advise our shareholders if there is a change in the Federal Tax Code that compels me to reconsider my position on the AMT.

THE PORTFOLIO IS A SUM OF ITS PARTS -- DISCOUNT & PREMIUM BONDS
I consider how each bond will fit and interact with the rest of the portfolio. In a sense, different types of bonds play different roles, in particular, discount and premium bonds. While a relatively small percentage of the Fund is invested in zero coupon bonds (zero coupons), a much larger percentage is invested in bonds originally purchased at their stated face value, or "par," but when interest rates were higher. Some of these bonds are priced at significant premiums above par. While these premium bonds contribute very nicely to your monthly dividend, over time they expose the portfolio to significant coupon reinvestment and call risk (early redemption risk). In addition, premium bonds are less sensitive to the changes in interest rates.

WHAT IS A ZERO COUPON BOND?
A zero coupon bond is a security that makes no periodic coupon(3) payments, but instead is sold at a deep discount from its face value. A zero coupon bond gradually appreciates in value at the market rate of interest until the bond is worth the stated face value at maturity. The current Federal Tax Code requires that we account for this gradual increase by distributing it as tax-exempt interest. As interest accrues on all of the bonds in the portfolio, including the zero coupons, shareholders are paid monthly dividends.

Since the compounding interest rate never changes, zero coupons have no reinvestment risk, unlike coupon bonds. In addition, because of the single lump sum payment at maturity, the market value of a zero coupon bond is very sensitive to changes in interest rates.

HOW DO ZERO COUPON BONDS ADD UP?
In summary, zero coupon bonds are an excellent complement to my yield strategy for two reasons:

    - Zero coupons accrue and distribute interest typically at yields higher than coupon bonds of equal maturity priced near par.

    - Zero coupons offset the Fund's less interest-rate sensitive, premium bonds by significantly contributing to total return performance in strong markets.

YOUR FUND'S PERFORMANCE -- MORNINGSTAR 5-STAR FUND
I'm very pleased to say that your Fund's performance earned 5-star ratings from Morningstar for the overall, 3-, and 5-year periods ended September 30, 1998, overall and among 1,581 and 943 funds, respectively, in the municipal bond fund category.(4) The Fund's performance compared very favorably to its peer group. Your Fund's net asset value (NAV) per share increased by $.30, or 2.69%, since March 31, 1998.

While past performance is no guarantee of future results, the Fund's annualized dividend distribution yield(5) for the past 6 months was 5.15%, as compared to the Lipper California Municipal Debt Funds Average of 4.44% for the 107 funds in the category.(6) For the same period and category, the Fund's total return(7) was 5.42% as compared to the Lipper Average of 4.83%.

THE STATE OF CALIFORNIA
The State of California is on a roll. Last year's personal income growth of 7.3% was well above the nation's 5.6% gain. While still lagging national levels, unemployment has fallen steadily and reached an eight-year low of 5.7% in July 1998. The current economic outlook remains very favorable, but the state's exposure to international trade is a concern.

Completed six weeks late, the 1998-99 state budget contained spending increases, primarily for education, and $1.4 billion of tax cuts. The most notable tax cut was a reduction in vehicle license fees (VLF). In the past, VLF revenues were directly transferred to cities and counties. Subject to appropriation, the new budget requires the state to offset the lost VLF revenues. As a result, local governments must now depend upon the state for what used to be a highly reliable revenue source. However, our concern is that the state's generosity may falter during lean years. Meanwhile, the state incurs an additional budget commitment. By the 1999-2000 fiscal year, VLF cuts will cost the state about $1 billion annually.

As part of our surveillance, we monitor statewide ballot initiatives and litigation that may affect municipal securities. In August, the California Supreme Court ruled unanimously in favor of the City of San Diego with regard to the lease financing of its convention center's expansion. The high court ruled that lease revenue bonds issued through "joint power agencies" do not qualify as debt for local governments and, therefore, do not require two-thirds voter approval for issuance. I'm not very positive on local municipal lease obligations that are subject to annual appropriation. The Supreme Court has eliminated some legal risk. I remain cautious concerning local governments' ability and willingness to pay lease obligations, if California should suffer another economic downturn similar to the 1990-94 recession.

Reflecting California's improved credit quality, Moody's Investors Service upgraded the state's general obligation bond rating to AA3 from A1 on October 5, 1998, following Fitch IBCA's upgrade to AA- last year. Standard & Poor's maintain its A+ rating (with a positive outlook).

Past performance is no guarantee of future results.
(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.
(2) The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.
(3) A bond's coupon is the fixed amount of interest that is paid annually stated as a percentage of face value, normally $1000. For example, a 6.5% coupon pays $65 (6.5% times $1000 = $65) normally in two semiannual payments of $32.50 for the life of the bond.
(4) Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change monthly. The ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.
(5) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gain distributions and annualizing the result.
(6) Refer to page 5 for the Lipper Average definition.
(7) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.


To match the USAA California Bond Fund's closing 30-Day SEC yield of 4.14% and:
--------------------------------------------------------------------------------
  Assuming a California State Tax Rate of:  4.00%  8.00%  9.30%   9.30%  9.30%
   and a Marginal Federal Tax Rate of:        15%    28%    31%     36%  39.6%
--------------------------------------------------------------------------------
A fully Taxable Investment must pay:        5.08%  6.26%  6.62%   7.14%  7.56%
--------------------------------------------------------------------------------
This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.




                             PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1998 of the USAA California Bond Fund to be:

AAA - 38%; A - 31%; BBB - 21%; AA - 9%; Cash Equivalent - 1%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 1.5% and .4%, respectively, of the Fund's investments.


Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments.




Investment Review

USAA CALIFORNIA MONEY MARKET FUND
OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

*An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                           3/31/98               9/30/98
--------------------------------------------------------------------------------
  Net Assets                            $431.8 Million       $361.7 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 9/30/98
--------------------------------------------------------------------------------
         3/31/98                               Since Inception     7-Day
       to 9/30/98       1 Year       5 Years      on 8/1/89        Yield
         1.63%+          3.29%        3.16%         3.58%          3.51%
--------------------------------------------------------------------------------
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


                             7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA California Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
California Money Funds.

                      USAA California
                      Money Market Fund                IBC Financial Data, Inc.
                      -----------------                ------------------------
09/30/97                     3.58%                              3.21%
10/28/97                     3.30%                              2.97%
11/25/97                     3.54%                              3.14%
12/30/97                     3.63%                              3.22%
01/27/98                     3.12%                              2.75%
02/24/98                     3.09%                              2.58%
03/31/98                     3.29%                              2.89%
04/28/98                     3.78%                              3.36%
05/26/98                     3.49%                              3.07%
06/30/98                     3.31%                              2.86%
07/28/98                     3.18%                              2.73%
08/25/98                     2.81%                              2.30%
09/29/98                     3.44%*                             2.98%*

Data represent the last Monday of each month.
*Ending date 9/28/98

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): California Money Funds, an average of money market fund yields.





Message from the Manager

[Photograph of the Portfolio Manager, John C. Bonnell, CFA, appears here.]

THE MARKET
The six-month period ending September 30, 1998, was certainly eventful. The focus at the beginning of the period was on the ideal economic environment - strong growth with low inflation. Focus quickly shifted course to concerns over negative economic events unfolding globally and the potential impact on the domestic economy. These concerns induced a massive "flight to quality" into U.S. Treasury securities, seen as a safe haven from market uncertainty. In response, the Federal Reserve (Fed) lowered the federal funds rate (the rate banks charge one another for overnight loans) .25% to 5.25% on September 29, 1998. The perception in the market is for further decreases before year end.

This action reversed the Fed's prior stance from a bias toward raising rates to a more accommodative easing mode. One-year Treasury bills that stood at 5.39% March 31, 1998, ended September 30, 1998, at 4.40%.

This year's municipal "note season"(1) was anything but typical. For one, the new supply of notes was substantially reduced since most issuers' cash positions improved last year. In addition, some underwriters purchased large quantities of notes at inflated prices only to convert the notes into variable rate securities(2) with even shorter effective maturities. This caused prices on fixed-rate notes to soar (yields fall) and prices on variable rate securities to be relatively attractive (higher yields). One-year municipal note yields, as measured by the Bond Buyer One-Year Note Index,(3) dropped from 3.64% to 3.24% over the six months ending September 30, 1998. Yields on variable rate securities, as measured by the BMA Swap Index (a weekly high-grade market index composed of 7-day tax-exempt demand notes), fluctuated from 2.79% to 4.37% over the same period but averaged 3.58%.

STRATEGY
As always, we focus on buying the best relative value in the market at any time. Given the relative abundance of variable rate securities compared to longer maturity fixed-rate securities, variable rate securities currently offer a better risk/reward value. For this reason, the average maturity of the Fund may drift lower in the near term. In addition, the variable rate securities provide the liquidity necessary to extend the Fund's average maturity as opportunities arise. The fixed-rate securities already in the Fund will help stabilize the seasonally fluctuating yields on variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case-by-case basis and remain very selective when investing fund assets.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending September 30, 1998, your Fund ranked 2 out of 44 California Money Market Funds according to IBC Financial Data, Inc.(4) with a compounded dividend yield of 3.29%. The average for the category over the same period was 2.84%.

CALIFORNIA
California's economy continues to improve. Personal income growth of 7.3% last year was well above the nation's 5.6% gain. Unemployment, while still below national levels, has fallen steadily and reached an eight-year low of 5.7% (seasonally adjusted) in July 1998. The current economic outlook remains favorable, although exposure to potential weakness in international trade is noted.

Positive financial results for 1997-98 reflect strong revenue growth. The State Department of Finance estimates that the state's budget reserve improved from $639.8 million as of June 30, 1997, to nearly $1.8 billion on June 30, 1998. The 1998-99 Budget Act projects a reduction in this reserve to $1.26 billion, approximately 2% of General Fund revenues.

Continuing a trend of missed budget deadlines, the 1998-99 budget was ratified six weeks late. This budget is most notable for certain spending increases and the agreement on $1.4 billion of tax cuts. Spending increases are primarily occurring in education, criminal justice, and health/welfare. The primary component of the tax cuts was a phased-in reduction in vehicle license fees
(VLF). Reflecting California's improved credit quality, Fitch IBCA upgraded the state's general obligation bond rating to AA- from A+ in October 1997. Moody's Investors Service and Standard & Poor's maintain their A1 and A+ ratings, respectively, (with positive outlooks) on the State's general obligation debt.

Statewide initiatives and litigation affecting municipal securities are monitored on an ongoing basis as part of our surveillance. In August, the California Supreme Court ruled in favor of the City of San Diego with regard to the lease financing of its convention center expansion utilizing a joint powers agency. In a unanimous vote, the high court ruled that lease revenue bonds issued through joint power agencies do not qualify as debt for local governments and, therefore, do not require two-thirds voter approval for issuance. A different decision would have had negative implications for municipal issuers throughout the state.

(1) Note season is typically June through August when many issuers sell one-year notes in order to smooth the uneven timing of taxes and other revenues.
(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.
(3) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.
(4) IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.




                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA California Money Market Fund. The data is from 8/01/89 to 9/30/98. The data points from the graph are as follows:

USAA  California Money Market Fund
Year                  Amount
----                  ------
08/01/89              $10,000
09/30/89              $10,089
03/31/90              $10,370
09/30/90              $10,655
03/31/91              $10,935
09/30/91              $11,170
03/31/92              $11,375
09/30/92              $11,539
03/31/93              $11,678
09/30/93              $11,812
03/31/94              $11,937
09/30/94              $12,086
03/31/95              $12,288
09/30/95              $12,512
03/31/96              $12,728
09/30/96              $12,934
03/31/97              $13,139
09/30/97              $13,362
03/31/98              $13,579
09/30/98              $13,801

Data since inception on 8/1/89 through 9/30/98

Past performance is no guarantee of future results and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.


An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See page 20 for a complete listing of the Portfolio of Investments.





CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1998
(Unaudited)

Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

      (1) Municipal Bond Insurance Association.
      (2) AMBAC Indemnity Corp.
      (3) Financial Guaranty Insurance Co.
      (4) Financial Security Assurance, Inc.
      (5) College Construction Loan Insurance Association.

The insurance does not guarantee the market value of the municipal bonds.


PORTFOLIO DESCRIPTION ABBREVIATIONS
COP      Certificate of Participation
CP       Commercial Paper
CRE      Credit Enhanced
GO       General Obligation
IDA      Industrial Development
          Authority/Agency
IDRB     Industrial Development
          Revenue Bond
MFH      Multi-Family Housing
PCRB     Pollution Control Revenue Bond
RB       Revenue Bond
TRAN     Tax Revenue Anticipation Note





USAA CALIFORNIA BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)
September 30, 1998
(Unaudited)


Principal                                               Coupon         Final         Market
 Amount                Security                          Rate        Maturity        Value
--------------------------------------------------------------------------------------------
                         FIXED RATE INSTRUMENTS (97.4%)
          California (93.7%)
          Adelanto School District GO,
$ 4,715    Series 1997A (CRE) (1), (c)                  5.67%         9/01/21       $ 1,541
  5,530    Series 1997A (CRE) (1), (c)                  5.67          9/01/22         1,719
  3,000   Alameda Housing Auth. MFH RB, Series 1998A    5.35          2/20/31         3,047
  7,500   Antelope Valley Healthcare District RB,
           Series 1997B (CRE) (4)                       5.20          1/01/27         7,657
  2,000   Association of Bay Area Governments Finance
           Auth. for Nonprofit Corporations COP,
           Series 1998 (CRE)                            5.13          5/15/23         2,007
          Burbank Unified School District GO,
  4,025    Series 1998B (CRE) (3), (c)                  5.30          8/01/22         1,257
  3,130    Series 1998B (CRE) (3), (c)                  5.30          8/01/23           929
  4,210   Campbell Union School District GO,
           Series 1998 (CRE) (3), (c)                   5.20          8/01/19         1,534
 30,000   Central Valley Finance Auth. RB, Series
           1993 (a)                                     6.20          7/01/20        33,793
          Commerce Community Development Commission
           Tax Allocation Bonds,
  3,740    Series 1997A, Project #1 (CRE) (1), (c)      5.50          8/01/22         1,168
  3,740    Series 1997A, Project #1 (CRE) (1), (c)      5.50          8/01/23         1,110
          Contra Costa Water District RB,
  7,175    Series D (CRE) (2), (a)                      6.38         10/01/22         8,070
  2,650    Series G (CRE) (1)                           5.50         10/01/19         2,805
          Department of Water Resources RB,
 11,000    Series K (a)                                 6.00         12/01/21        12,094
  5,400    Series L                                     5.75         12/01/19         5,748
  5,000   Desert Hospital District COP (CRE) (4),(a)    6.39          7/28/20         5,547
          Educational Facilities Auth. RB,
  9,500    Series 1991 (a)                              7.15          5/01/21        10,548
  5,000    Series 1992                                  6.00          2/15/17         5,399
  1,775    Series 1992 (a)                              6.88          9/01/22         2,022
  8,990    Series 1992 (a)                              6.50         10/01/22        10,139
  9,000    Series 1994 (CRE) (5)                        6.20          5/01/21        10,061
  8,015    Series 1995                                  6.00         10/01/25         8,679
  8,050    Series 1995A                                 5.60         12/01/20         8,544
          Fallbrook Union High School District GO,
  3,000    Series 1998 (CRE) (3), (c)                   5.40          9/01/18         1,147
  3,360    Series 1998 (CRE) (3), (c)                   5.40          9/01/19         1,219
          Fontana Unified School District GO Convertible
           Zero Coupon,
  2,500    Series 1990D (CRE) (3), (c)                  5.80          5/01/17         2,532
  2,000    Series 1990D (CRE) (3), (c)                  5.85          5/01/22         2,017
  8,270    Foothill/Eastern Transportation Corridor
            Agency RB, Series 1995A                     5.00          1/01/35         8,127
  2,330    Fresno COP, Series 1991                      8.50          5/01/16         2,488
           Health Facilities Financing Auth. RB,
  8,000     Series 1990 (a)                             7.50          10/01/10        8,765
  6,500     Series 1990A (CRE)                          7.70           9/01/10        7,087
 35,000     Series 1990A                                6.50          12/01/20       37,412
 11,500     Series 1991 (CRE) (a)                       6.75           6/01/21       12,406
  3,175     Series 1992A (CRE) (1)                      6.38          10/01/22        3,511
  5,000     Series 1993A                                5.40           5/01/28        5,167
  3,500     Series 1993C                                5.60           5/01/33        3,653
  2,000     Series 1994 (CRE)                           6.50           9/01/14        2,239
  5,000     Series 1994A                                6.63           7/01/18        5,625
  1,000     Series 1997A (CRE)                          5.50           1/01/19        1,052
  2,320     Series 1998A (CRE)                          5.25           5/01/21        2,362
  3,325     Series 1998A (CRE)                          5.30          11/01/28        3,397
  4,180    Hollister Joint Powers Financing Auth. RB    5.90          12/01/23        4,392
           Housing Finance Agency Home Mortgage RB,
    865     Series 1988F                                7.88           8/01/19          884
 10,310     Series 1991F                                6.85           8/01/17       11,009
  5,990     Series 1994A                                6.55           8/01/26        6,481
  3,000    Housing Finance Agency MFH RB,
            Series 1996A (CRE) (2)                      6.05           8/01/27        3,211
  1,500    Housing Finance Agency RB, Series 1997D      5.85           8/01/17        1,607
  5,455    Imperial Beach MFH RB, Series 1995A          6.45           9/01/25        5,900
           Metropolitan Water District RB,
  5,000     Series 1992                                 5.50           7/01/19        5,188
  5,000     Series 1998A                                4.75           7/01/22        4,919
 12,000    Modesto Irrigation District RB,
            Series 1992A (CRE) (2), (a)                 6.13           9/01/19       13,359
  3,000    Mojave Water Agency Improvement District GO,
            Series 1992 (a)                             6.60           9/01/22        3,393
           Montebello Unified School District GO,
  2,350     Series 1998 (CRE) (3), (c)                  5.30           8/01/21          771
  2,405     Series 1998 (CRE) (3), (c)                  5.30           8/01/22          751
  2,455     Series 1998 (CRE) (3), (c)                  5.30           8/01/23          729
           Murrieta Valley Unified School District GO,
  4,855     Series 1998A (CRE) (3), (c)                 5.28           9/01/18        1,856
  5,000     Series 1998A (CRE) (3), (c)                 5.30           9/01/20        1,726
  5,255     Series 1998A (CRE) (3), (c)                 5.30           9/01/22        1,634
           New Haven Unified School District GO,
 14,725     Series 1996B (CRE) (3), (c)                 6.10           8/01/22        4,267
 10,975     Series 1997A (CRE) (4), (c)                 5.52           8/01/21        3,099
 10,415    Pleasanton Joint Powers Financing Auth. RB,
            Series 1993A                                6.15           9/02/12       11,287
 13,400    Riverside County Public Financing Auth. Tax
            Allocation RB, Series 1997A                 5.63          10/01/33       14,005
           Sacramento Cogeneration Auth. RB,
  6,500     Series 1995 (a)                             6.50           7/01/21        7,643
  6,000     Series 1995                                 6.00           7/01/22        6,502
  3,700    Sacramento Power Auth. RB, Series 1995       5.88           7/01/15        3,975
  7,040    San Diego MFH RB, Series 1995A               6.45           5/01/25        7,576
           San Joaquin Hills Transportation Corridor
            Agency RB,
 13,500     Senior Lien (a)                             6.75           1/01/32       15,414
 97,650     Series 1997A (CRE) (1), (c)                 5.67           1/15/32       18,895
 10,035    San Joaquin Hills Transportation Corridor
            Agency Senior Lien RB                       5.00           1/01/33        9,849
 11,320    San Mateo Sewer RB, Series 1992 (CRE) (2)    6.30           8/01/17       12,493
           San Ramon Valley Unified School District GO,
  9,305     Series 1998A (CRE) (3), (c)                 5.25           7/01/17        3,785
  9,635     Series 1998A (CRE) (3), (c)                 5.25           7/01/18        3,714
 12,455    Southern California Public Power Auth. RB,
            Series 1989 (CRE)                           6.00           7/01/18       12,781
  2,000    State GO, Series 1998                        5.00          10/01/23        2,009
           Statewide Communities Development Auth. COP,
 13,500     Huntington Memorial Hospital (CRE) (5)      5.80           7/01/26       14,535
  5,420     Lutheran Homes (CRE)                        5.75          11/15/21        5,826
  4,000     San Gabriel Valley (CRE)                    5.50           9/01/14        4,185
  1,055     The Arc of San Diego (CRE)                  5.63           5/01/21        1,122
  1,000    Stockton Health Facilities RB, Series 1997A  5.70          12/01/14        1,032
           Suisun City Public Financing Auth. RB,
 17,855     Series A (c)                                5.37          10/01/28        3,816
 20,080     Series A (c)                                5.37          10/01/33        3,307
           Univ. of California RB,
 12,000     Series 1991A (a)                            6.88           9/01/16       13,684
  4,000     Series 1996 (CRE) (2)                       5.75           7/01/24        4,365
 18,000    Vallejo Sanitation and Flood Control COP,
            Series 1993 (CRE) (3)                       5.00           7/01/19       18,697
           Washington Township Hospital RB,
  9,500     Series 1993                                 5.50           7/01/18        9,777
  7,845     Series 1993                                 5.25           7/01/23        7,949
           Watsonville Hospital RB,
  5,000     Series 1995A (CRE)                          6.35           7/01/24        5,849
  1,515     Series 1996A (CRE)                          6.20           7/01/12        1,758

           Puerto Rico (3.7%)
           Electric Power Auth. RB,
 10,500     Series 1995Z                                5.25           7/01/21       10,687
 10,000     Series X (a)                                6.13           7/01/21       11,486
-------------------------------------------------------------------------------------------
           Total fixed rate instruments (cost: $521,022)                            578,803
-------------------------------------------------------------------------------------------
                        VARIABLE RATE DEMAND NOTES (1.4%)
            California
  2,345     Economic Development Financing Auth. RB,
             Series 1998A (CRE)                         4.00           4/01/08        2,345
    100     Irvine Ranch Water District RB, Series
             1985 (CRE)                                 3.95          10/01/00          100
    600     Pollution Control Financing Auth. PCRB,
             Series 1997A (CRE)                         4.00          12/01/18          600
  5,200     Statewide Communities Development Auth. COP,
             Series 1996 (CRE)                          3.85           6/01/26        5,200
-------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $8,245)                           8,245
-------------------------------------------------------------------------------------------
                  Total investments (cost: $529,267)                               $587,048
===========================================================================================


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            Escrowed Bonds                                      28.4%
            Hospitals                                           19.7
            Water/Sewer Utilities - Municipal                    9.1
            General Obligations                                  6.5
            Toll Roads                                           6.2
            Real Estate Tax/Free                                 5.9
            Electric/Gas Utilities - Municipal                   5.7
            Education                                            5.5
            Single-Family Housing                                3.4
            Multi-Family Housing                                 3.3
            Nursing/Continuing Care Centers                      2.7
            Healthcare - Miscellaneous                           1.5
            Electric Utilities                                    .5
            Buildings                                             .4
                                                                ----
            Total                                               98.8%
                                                                ====



USAA CALIFORNIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)
September 30, 1998
(Unaudited)


Principal                                                Coupon          Final
  Amount              Security                            Rate          Maturity      Value
-------------------------------------------------------------------------------------------
                       VARIABLE RATE DEMAND NOTES (69.4%)

          California (69.0%)
$ 2,000   Alameda County IDA IDRB, Series 1994          4.10%           6/01/04       $ 2,000
  4,000   Berkeley YMCA RB, Series 1993 (CRE)           3.65            6/01/23         4,000
  1,395   Central Unified School District COP,
           Series 1995 (CRE)                            4.10            6/01/15         1,395
  4,500   Contra Costa County MFH RB,
           Series 1990A (CRE)                           4.00            8/01/07         4,500
  8,500   Corona MFH RB, Series 1985B (CRE) (b)         3.80            2/01/05         8,500
  7,280   Covina Redevelopment Agency MFH RB,
           Series 1994A (CRE)                           4.00           12/01/15         7,280
  5,565   Economic Development Financing Auth. RB,
           Series 1998A (CRE)                           4.00            4/01/08         5,565
  4,250   Educational Facilities Auth. RB,
           Series 1997 (CRE)                            3.60            3/01/27         4,250
  2,700   Fillmore COP, Series 1997 (CRE)               4.35            5/01/29         2,700
 13,800   Foothill/Eastern Transportation Corridor
           Agency RB, Series 1995D (CRE)                3.60            1/02/35        13,800
          Fremont COP,
  4,175    Series 1990 (CRE)                            4.50            7/01/15         4,175
  2,500    Series 1991 (CRE)                            4.50            8/01/22         2,500
  2,000    Series 1998 (CRE)                            3.55            8/01/28         2,000
  2,070   Hesperia Public Financing Auth. Lease RB,
           Series 1998B (CRE)                           4.10            6/01/22         2,070
  4,900   Huntington Beach MFH RB, Series 1985A (CRE)   4.00            2/01/10         4,900
  4,750   Irvine Ranch Water District RB,
           Series 1988A (CRE)                           3.95           11/15/13         4,750
  9,000   Lancaster MFH RB, Series 1984A (CRE) (b)      3.25           11/01/04         9,000
  6,855   Loma Linda Water RB, Series 1995 (CRE)        4.10            6/01/25         6,855
  6,915   Los Angeles County Housing Auth. MFH RB,
           Series 1994B (CRE)                           4.00            9/01/18         6,915
  4,300   Monrovia Redevelopment Agency COP,
           Series 1984 (CRE)                            3.60           12/01/14         4,300
  2,625   Montebello Public Improvement Corp. COP,
           Series 1997B (CRE)                           4.30            4/01/25         2,625
  7,500   Monterey County Financing Auth. RB,
           Series 1995A (CRE)                           3.75            9/01/36         7,500
  8,715   Moreno Valley COP, Series 1997 (CRE)          4.35            6/01/27         8,715
  2,400   Ontario Redevelopment Agency Housing
           Financing RB, Series 1997A (CRE)             4.25            9/01/27         2,400
          Orange County Apartment Development RB,
  8,100    Series 1984D (CRE)                           4.13            8/01/19         8,100
  6,000    Series 1985D (CRE)                           5.00            4/01/06         6,000
 14,145    Series 1992B (CRE)                           4.00           11/01/05        14,145
  4,600   Orange County District 88-1 Improvement RB,
           Series 1988 (CRE)                            4.00            9/02/18         4,600
          Pollution Control Financing Auth. PCRB,
  7,400    Series 1996C (CRE)                           3.70           11/01/26         7,400
  3,650    Series 1997A (CRE)                           4.00           12/01/18         3,650
 11,300   Rialto Public Financing Auth. RB,
           Series 1998A (CRE)                           4.35            9/01/27        11,300
          Sacramento County MFH RB,
  4,300    Series 1985B (CRE)                           4.60            4/15/07         4,300
  7,000    Series 1985C (CRE)                           4.60            4/15/07         7,000
  5,000    Series 1996C (CRE)                           4.85           12/01/21         5,000
  4,000    Series 1996D (CRE)                           4.85           12/01/21         4,000
  8,200   San Bernardino County COP, Series 1996 (CRE)  4.35           11/01/25         8,200
  5,025   San Bernardino IDA RB, Series 1992 (CRE)      4.05            2/01/12         5,025
  8,300   San Diego MFH RB, Series 1993A (CRE)          4.00           12/01/15         8,300
  4,300   Santa Clara County Transit District RB,
           Series 1985A (CRE)                           4.60            6/01/15         4,300
          Statewide Communities Development Auth. COP,
  3,775    Series 1992 (CRE)                            4.00           11/01/22         3,775
  2,200    Series 1992 (CRE)                            3.80           12/01/22         2,200
    100    Series 1996 (CRE)                            3.85            6/01/26           100
  3,500    Series 1998 (CRE)                            4.20            6/01/13         3,500
 16,000   Torrance Hospital RB, Series 1992 (CRE)       3.75            2/01/22        16,000

          Puerto Rico (0.4%)
  1,600   Industrial, Tourist, Educational, Medical and
           Environmental Control Facilities Financing
           Auth. RB, Series 1995A (CRE)                 3.55            1/01/15         1,600
---------------------------------------------------------------------------------------------
          Total variable rate demand notes (cost: $251,190)                           251,190
---------------------------------------------------------------------------------------------

                                PUT BONDS (4.3%)
          California
  2,660   Pollution Control Financing Auth. PCRB,
           Series 1984                                  3.65            5/15/02         2,660
 12,700   Public Capital Improvement Finance Auth. RB,
           Series 1988C (CRE)                           3.45            6/01/28        12,700
---------------------------------------------------------------------------------------------
          Total put bonds (cost: $15,360)                                              15,360
---------------------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (25.3%)
          California (24.4%)
 12,000   Alameda County TRAN, Series 1998              4.50            7/07/99        12,080
  2,350   Auburn Union School District TRAN,
           Series 1997                                  4.25           10/13/98         2,350
  3,400   Long Beach TRAN, Series 1997                  4.50           10/08/98         3,400
  1,105   Loomis Union Elementary School District TRAN,
           Series 1998                                  4.00            9/21/99         1,112
 15,000   Los Angeles Department of Water and Power CP,
           Series 1998 (CRE)                            3.25            2/10/99        15,000
  3,000   Placer Union High School District TRAN,
           Series 1998                                  4.00            9/21/99         3,018
  3,330   Rocklin Union School District TRAN,
           Series 1998                                  4.00            9/21/99         3,350
  4,000   San Francisco City and County TRAN,
           Series 1998                                  4.50            9/22/99         4,042
 10,500   San Ramon Valley Unified School District TRAN,
           Series 1997                                  4.00           11/11/98        10,501
 10,000   State GO Tax Exempt CP Notes, Series 1998     3.20           11/02/98        10,000
  7,740   State School Cash Reserve Program Auth. RB,
           Series 1998A (CRE) (2)                       4.50            7/02/99         7,790
 15,475   West Contra Costa Unified School District TRAN,
            Series 1998                                 4.00            6/30/99        15,517

          Puerto Rico (0.9%)
  3,500   Government Development Bank CP, Series 1995A  2.75           10/15/98         3,500
---------------------------------------------------------------------------------------------
          Total fixed rate instruments (cost: $91,660)                                 91,660
---------------------------------------------------------------------------------------------
          Total investments (cost: $358,210)                                         $358,210
=============================================================================================


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            Multi-Family Housing                                24.8%
            General Obligations                                 17.4
            Water/Sewer Utilities - Municipal                    6.6
            Buildings                                            4.7
            Electric Utilities                                   4.6
            Hospitals                                            4.4
            Real Estate Tax/Free                                 4.4
            Electric/Gas Utilities - Municipal                   4.1
            Toll Roads                                           3.8
            Education                                            3.8
            Finance - Municipal                                  3.5
            Appropriated Debt                                    2.8
            Lodging/Hotel                                        2.6
            Nursing Care                                         2.2
            Community Service                                    1.8
            Miscellaneous                                        1.7
            Sales Tax                                            1.2
            Banks - Major Regional                               1.0
            Healthcare - Miscellaneous                           1.0
            Other                                                2.6
                                                                ----
            Total                                               99.0%
                                                                ====




NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 1998
(Unaudited)


GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) These securities were purchased within the terms of a private placement memorandum and are subject to a seven day demand feature. Under procedures adopted by the Board of Directors, the adviser has determined that these securities are liquid. At September 30, 1998, these securities represented 4.8% of the USAA California Money Market Fund's net assets.

(c) Zero Coupon security. Rate represents the effective yield at date of purchase. For the USAA California Bond Fund these securities represented 10.9% of the Fund's net assets.



See accompanying notes to financial statements.






STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)
September 30, 1998
(Unaudited)

                                                                                           USAA
                                                                     USAA                California
                                                                  California            Money Market
                                                                  Bond Fund                Fund
                                                                  ----------------------------------

ASSETS
   Investments in securities, at market value
      (identified cost of $529,267 and $358,210, respectively)    $   587,048           $  358,210
   Cash                                                                     8                  855
   Receivables:
      Capital shares sold                                                 190                  137
      Interest                                                          8,007                1,980
      Securities sold                                                     -                  1,709
                                                                  --------------------------------
         Total assets                                                 595,253              362,891
                                                                  --------------------------------

LIABILITIES
   Capital shares redeemed                                                 42                  965
   USAA Investment Management Company                                     152                   94
   USAA Transfer Agency Company                                            21                   12
   Accounts payable and accrued expenses                                   45                   18
   Dividends on capital shares                                            774                   63
                                                                  --------------------------------
         Total liabilities                                              1,034                1,152
                                                                  --------------------------------
            Net assets applicable to capital shares outstanding   $   594,219           $  361,739
                                                                  ================================

REPRESENTED BY:
   Paid-in capital                                                $   536,456           $  361,739
   Accumulated net realized loss on investments                          (18)                 -
   Net unrealized appreciation of investments                          57,781                 -
                                                                  --------------------------------
            Net assets applicable to capital shares outstanding   $   594,219           $  361,739
                                                                  ================================
   Capital shares outstanding                                          51,788              361,739
                                                                  ================================
   Authorized shares of $.01 par value                                140,000            2,435,000
                                                                  ================================
   Net asset value, redemption price, and
      offering price per share                                    $     11.47           $     1.00
                                                                  ================================


See accompanying notes to financial statements.






STATEMENTS OF OPERATIONS
(IN THOUSANDS)
Six-month period ended September 30, 1998
(Unaudited)

                                                                                   USAA
                                                               USAA             California
                                                            California         Money Market
                                                            Bond Fund              Fund
                                                            -------------------------------


Net investment income:
   Interest income                                         $    15,790           $   7,282
                                                           -------------------------------
   Expenses:
      Management fees                                              881                 629
      Transfer agent's fees                                        120                  94
      Custodian's fees                                              50                  47
      Postage                                                        8                  10
      Shareholder reporting fees                                     5                   6
      Directors' fees                                                2                   2
      Registration fees                                             12                   4
      Professional fees                                             12                  14
      Other                                                          7                   4
                                                           -------------------------------
         Total expenses                                          1,097                 810
                                                           -------------------------------
            Net investment income                               14,693               6,472
                                                           -------------------------------
Net realized and unrealized gain on investments:
      Net realized gain                                            222                 -
      Change in net unrealized appreciation/depreciation        15,302                 -
                                                           -------------------------------
            Net realized and unrealized gain                    15,524                 -
Increase in net assets resulting from operations           $    30,217           $   6,472
                                                           ===============================



See accompanying notes to financial statements.





STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Six-month period ended September 30, 1998 and Year ended March 31, 1998 (Unaudited)

                                               USAA                  USAA
                                             California           California
                                             Bond Fund         Money Market Fund
                                         ---------------------------------------
                                         9/30/98    3/31/98    9/30/98   3/31/98
                                         ---------------------------------------


From operations:
   Net investment income                 $ 14,693  $ 26,679  $  6,472  $ 12,591
   Net realized gain on investments           222     3,782        -        -
   Change in net unrealized appreciation/
      depreciation of investments          15,302    25,458        -        -
                                         ---------------------------------------
      Increase in net assets resulting
         from operations                   30,217    55,919     6,472    12,591
                                         ---------------------------------------
Distributions to shareholders from:
   Net investment income                  (14,693)  (26,679)   (6,472)  (12,591)
                                         ---------------------------------------
From capital share transactions:
   Proceeds from shares sold               72,952    94,320   205,830   453,369
   Dividend reinvestments                  10,163    18,614     6,077    11,833
   Cost of shares redeemed                (38,167)  (48,658) (281,922) (374,576)
                                         ---------------------------------------
      Increase (decrease) in net assets
         from capital share transactions   44,948    64,276   (70,015)   90,626
                                         ---------------------------------------
Net increase (decrease) in net assets      60,472    93,516   (70,015)   90,626
Net assets:
   Beginning of period                    533,747   440,231   431,754   341,128
                                         ---------------------------------------
   End of period                         $594,219  $533,747  $361,739  $431,754
                                         =======================================
Change in shares outstanding:
   Shares sold                              6,520     8,611   205,830   453,369
   Shares issued for dividends reinvested     904     1,696     6,077    11,833
   Shares redeemed                         (3,418)   (4,451) (281,922) (374,576)
                                         ---------------------------------------
      Increase (decrease) in
         shares outstanding                 4,006     5,856   (70,015)    90,626
                                         =======================================


See accompanying notes to financial statements.





NOTES TO FINANCIAL STATEMENTS

September 30, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT  ACCOUNTING  POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA California Bond Fund and USAA California Money Market Fund (the Funds). The Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The USAA California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA California Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in California municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1998.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1998, the USAA California Bond Fund had capital loss carryovers for federal income tax purposes of approximately $18,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1998 were as follows:

                               USAA California     USAA California
                                  Bond Fund       Money Market Fund
                                   ($000)              ($000)
                               ------------------------------------
Purchases                         $50,755            $ 466,964
Sales/maturities                  $17,142            $ 532,934

For the USAA California Bond Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1998 was as follows:

                             Appreciation       Depreciation           Net
                                ($000)             ($000)            ($000)
                             ----------------------------------------------
USAA California Bond Fund       $57,781            $  -             $57,781


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA CALIFORNIA BOND FUND

September 30, 1998
(Unaudited)


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                Six-Month
                              Period Ended
                              September 30,                   Year Ended March 31,
                                              ----------------------------------------------------
                                  1998        1998        1997        1996        1995        1994
                              --------------------------------------------------------------------

Net asset value at
   beginning of period        $  11.17     $  10.50    $  10.43    $  10.10    $  10.03    $  10.75
Net investment income              .30          .60         .61         .60         .59         .59
Net realized and
   unrealized gain (loss)          .30          .67         .07         .33         .07        (.52)
Distributions from net
   investment income              (.30)        (.60)       (.61)       (.60)       (.59)       (.59)
Distributions of realized
   capital gains                   -            -           -           -           -          (.20)
                              ---------------------------------------------------------------------
Net asset value at
   end of period              $  11.47     $  11.17    $  10.50     $  10.43   $  10.10    $  10.03
                              =====================================================================
Total return (%) *                5.42        12.33        6.60         9.35       6.89         .31
Net assets at end
   of period (000)            $594,219     $533,747    $440,231     $409,180   $372,877    $382,766
Ratio of expenses to
   average net assets (%)          .39(a)       .40         .41          .42        .44         .44
Ratio of net investment
   income to average
   net assets (%)                 5.27(a)      5.47        5.74         5.74       5.98        5.40
Portfolio turnover (%)            3.12        20.16       23.72        23.09      28.86      102.85

(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
  *Assumes reinvestment of all dividend income and capital gain distributions during the period.




NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA CALIFORNIA MONEY MARKET FUND

September 30, 1998
(Unaudited)


(7) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:



                                   Six-Month
                                 Period Ended
                                 September 30,                    Year Ended March 31,
                                                  ----------------------------------------------------
                                      1998        1998        1997        1996        1995        1994
                                 ---------------------------------------------------------------------

Net asset value at
   beginning of period            $   1.00     $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
Net investment income                  .02          .03         .03         .04         .03        .02
Distributions from net
   investment income                  (.02)        (.03)       (.03)       (.04)       (.03)      (.02)
                                 ---------------------------------------------------------------------
Net asset value at
   end of period                  $   1.00     $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                 =====================================================================
Total return (%) *                    1.63         3.35        3.23        3.58        2.94       2.22
Net assets at end
   of period (000)                $361,739     $431,754    $341,128    $296,349    $266,764   $247,303
Ratio of expenses to
   average net assets (%)              .41(a)       .41         .45         .47         .47        .49
Ratio of net investment
   income to average
   net assets (%)                     3.25(a)      3.30        3.19        3.52        2.91       2.19

(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
  *Assumes reinvestment of all dividend income distributions during the period.




DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777